THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HOLOBEAM, INC.
540 Ravine Court, Wyckoff, New Jersey 07481
ANNUAL MEETING OF SHAREHOLDERS - MAY 16, 1997

   The undersigned stockholder of HOLOBEAM, INC. hereby appoints Melvin S. Cook the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of HOLOBEAM, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HOLOBEAM, INC. to be held at Radisson Inn, Paramus, New Jersey on May 16, 1997 at 10 A.M., and at any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, such attorney and proxy is authorized to vote:

1. FOR_______WITHOLD AUTHORITY TO VOTE FOR_______the election of Martin R. Infante, the sole director to be elected at the 1997 Annual Meeting as the Class II member of the Board of Directors, to serve in such capacity until the 2000 Annual Meeting and until his successor shall be duly elected and shall qualify.

2. FOR_______AGAINST_______ABSTAIN_______ ratification of Fredericks and Company as independent certified public accountants for the current year.

3. In accordance with the discretion of said proxies on such other business as may properly come before the meeting.



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    This Proxy is solicited on behalf of the Board of Directors.  In absence of contrary specifications, it will be voted FOR Propositions:  (1), (2) and (3).



Dated:____________________________________, 1997_______________________________
         (Be sure to date your proxy)                     Signature(s)

                                               If shares are held in the name
                                               of more than one person, all
                                               holders should sign.
                                               Signatures should correspond
                                               with the name or names as they
                                               appear hereon.  Persons signing
                                               in a fiduciary capacity or as
                                               an officer or partner should
                                               indicate their title as such.

                                   HOLOBEAM, INC.
                    540 Ravine Court, Wyckoff, New Jersey 07481
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



     The Annual Meeting of Stockholders of HOLOBEAM, INC., a Delaware Corporation (the "Company"), will be held on May 16, 1997 for the purpose of considering and voting upon the following matters:

     1. The election of Martin R. Infante as a Class II member of the Board of Directors of the Company, to serve in such capacity until the 2000 Annual Meeting and until his successor shall be duly elected and shall qualify.

     2. The ratification of the appointment of Fredericks and Company to serve as the Company's independent certified public accountants for the fiscal year beginning October 1, 1996.

     3. The transaction of such other business as may properly come before the meeting.

     In accordance with the provisions of the By-laws, the Board of Directors has fixed the close of business on April 10, 1997 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, said meeting.

     Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A stockholder executing a proxy may revoke it at any time before it is voted. If you attend the meeting, you may elect to vote in person, even though you have sent in a proxy.




                                         By Order of the Board of Directors of
                                                                HOLOBEAM, INC.


                                                                Melvin S. Cook
                                                                     President

Dated:  April 15, 1997

                               HOLOBEAM, INC.

                540 Ravine Court, Wyckoff, New Jersey 07841

                             PROXY STATEMENT

                    Annual Meeting of Shareholders
                              May 16, 1997



                               PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Holobeam, Inc., a Delaware Corporation (the "Company") and is revocable at any time before its exercise by notice in writing to the Company at its office at 540 Ravine Court, Wyckoff, New Jersey 07481 (201-445-2420). If you return a proxy and attend the meeting, you may vote in person instead of by proxy if you desire to do so. When proxies in the form accompanying this proxy statement are returned properly executed, the shares represented thereby will be voted in accordance with your direction and, in the absence of your direction, will be voted as recommended by the Board of Directors, as indicated on the enclosed proxy and in this proxy statement. Proxies may be revoked by returning a later dated proxy or attending the meeting where you may vote in person if you desire to do so. Melvin S. Cook and Beverly Cook intend to vote their shares in favor of Items 1, 2 and 3 listed on the proxy. The costs of soliciting proxies will be borne by the Company which may enlist the assistance of banks, bankers and brokerage houses in additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name. In addition to the soliciting of proxies by use of the mails, directors, officers and regular employees of the Company, who will receive no compensation in addition to regular salary, if any, may solicit proxies by mail, telegraph, telephone or personal interview. The Annual Report of the Company for the fiscal year ended September 30, 1996 is being mailed this April 15, 1997 together with this proxy statement, to each Shareholder of record as of April 10, 1997. The Annual Report does not constitute part of this proxy statement.

                  OUTSTANDING VOTING STOCK AND PRINCIPAL HOLDERS

     Only stockholders of record at the close of business on April 10, 1997 are entitled to vote at the Annual Meeting. The number of voting shares of stock of the Company outstanding on that date and entitled to vote was 310,850 to provide shares of common stock, par value $0.10 per share. Each is entitled to one vote on all matters.

     The stockholding of each person who is known by the Company to own beneficially more than 5% of the Company's common stock is as follows as of April 10, 1997:

                                              Amount and Nature
Title of Class       Name and Address          of Beneficial     Percent
                                                  Ownership     of Class

Common Stock,        Melvin S. Cook
par value $0.10      540 Ravine Court
per share...         Wyckoff, New Jersey 07481      124,500        40.05


Common Stock,        Beverly Cook
par value $0.10      540 Ravine Court
per share...         Wyckoff, New Jersey 07481       98,000        30.56

     The stockholding of each person who is a director (including the nominee for election at the 1997 Annual Meeting) and of all officers and directors as a group is as follows:

                                                     Amount      Percent
Name                 Title of Class            Beneficially     of Class
                                                                   Owned

Melvin S. Cook...    Common Stock,                  124,500        40.05
                     par value $0.10
                     per share

Beverly Cook...      Common Stock,                   98,000        30.56
                     par value $0.10
                     per share


Martin R. Infante... Common Stock,                      800         0.16
                     par value $0.10
                     per share

All Directors and    Common Stock,                  220,000        70.77
Officers as a        par value $0.10
Group (4 persons)    per share

There are no contractual arrangements that might result in a change of control of the Company.



MATTERS TO BE PRESENTED AT MEETING

1.   Election of Class II Member of the Board of Directors.

     Pursuant to amendments to the Certificate of Incorporation and By-laws of the Company adopted at the 1974 Annual Meeting, the Board of Directors of the Company consists of three classes, each of which may contain one member or more. Each class is elected in separate consecutive years to serve until the third annual meeting following the date of election.

     William M. Hackett, Martin R. Infante, Melvin S. Cook and Beverly Cook presently serve as the Class I (Mr. Hackett and Mrs. Cook) Class II (Mr. Infante) and Class III (Mr. Cook) members of the Board of Directors for respective terms expiring at the 1999, 1999, 1997 and 1998 Annual Meetings.

     One director is to be elected at the 1997 Annual Meeting, such director to serve as a Class II member of the Board of Directors until the 2000 Annual Meeting and until his successor shall be duly elected and shall qualify.

     The following tables set forth information regarding Martin R. Infante, who is the nominee of management to serve as the Class II member of the Board of Directors, as well as information regarding Melvin S. Cook, William M. Hackett and Beverly Cook, who serve as the President and continuing Class III (Mr. Cook) and the Treasurer and continuing Class I (Mr. Hackett) and Class I (Mrs. Cook) members of the Board of Directors.

                      Present and Continuing Directors

                     Position with Company           Date When    Director
Name                 Principal Occupation         Term Expires       Since

Melvin S. Cook       Chairman of the Board of             1998        1968
Age 65               Directors and President
                     of the Registrant since
                     its formation.

Martin R. Infante    Principal, Martin Infante            1997        1976
Age 65               Associates, a construction
                     contractor for more than
                     thirty (30) years, Principal,
                     Martin Infante Agency, an
                     insurance agency whose
                     clientele has a large
                     representation in the
                     construction industry, for more
                     than thirty (30) years.
                     Secretary of Registrant since
                     1980.  Director of Registrant
                     since 1976.


William M. Hackett   Vice President of Registrant         1996        1984
Age 54               from August 23, 1973 until
                     June 1, 1981 and Controller
                     of Registrant and member of
                     accounting staff from October
                     1973 to August 1975.
                     Treasurer of registrant from
                     June 1981 to present.  Vice
                     President of CMA Co., Inc.
                     from November 1986 to present


Beverly Cook         Office Manager of Registrant         1996        1995
Age 60               from June 1, 1981 until Present

     The Board of Directors does not maintain and audit, nominating or similar committee of the Board of Directors.

     During the fiscal year of the Company ended September 30, 1996, four (4) meetings of the Board of Directors were held. Directors did not receive any fees for attending meetings.

     The shares represented by your proxy will be voted in accordance with your direction as to the election as a director of the above nominee. In the absence of direction, the shares represented by your proxy will be voted FOR his election. In case the nominee should become unavailable for any currently unforeseen reason, the persons named as proxy will vote for a substitute to be nominated by management.

Remuneration and Other Transactions with Management and Others.

     The aggregate amount of remuneration paid by the Company, directly and indirectly, during the fiscal year ended September 30, 1996 to each director and each officer who received in excess of $100,000, and to all directors and officers of the Company as a group, was as follows:

                             Remuneration Table

         (A)                       (B)                  (C)         (D)
Number of Persons in Group      Salaries               Bonus       Other


Melvin S. Cook                  $200,000.00               0         0

All Directors and Officers
as a group (4 in number)        $271,717.00               0     $29,984 (1)

(1) These were the amounts paid to Mr. Infante and were in connection with his services performed as an insurance agent and landlord.

     During the fiscal year of the Company ended September 30, 1996, the Company utilized the services of Mr. Martin R. Infante in his capacity as an insurance broker and as a landlord. In the opinion of management of the Company, the amounts paid to Mr. Infante in respect of the foregoing were in all cases fair to the Company and consistent with the amounts which have been payable had the transactions occurred with unaffiliated parties. Management intends to continue to utilize such services of Mr. Infante.

     The Company does not pay directors any fees for attending meetings, nor does it reimburse directors for travel and lodging expenses incurred in connection therewith.

     The following tabulation shows, as to all directors and officers as a group, (i) the amount of options granted since the beginning of the Company's 1996 fiscal year; (ii) the amount of shares acquired during the aforesaid period through the exercise of options granted since the beginning of the Company's 1996 fiscal year to prior thereto; and (iii) the amount of shares subject to all unexercised options held as of April 10, 1997.

    Number of Shares        All Directors and Officers as a Group (4) Persons

    Granted - October 1, 1995                                   0
    through September 30, 1996

    Exercised - October 1, 1995                                 0
    through September 30, 1996

    Unexercised at April 10, 1997                               0

2.  Selection of Independent Certified Public Accountants.

    The selection of certified public accountants to examine the financial statements of the Company for the current fiscal year is to be submitted to the meeting for ratification. Fredericks and Company, 277 Fairfield Road, Fairfield, New Jersey 07004, was selected by the Board of Directors of the Company to examine such financial statements. The shares represented by your proxy will be voted in accordance with your direction as to ratification of the selection by the Board of Directors for auditors for the current fiscal year. In the absence of direction, the shares represented by your proxy will be voted FOR such ratification.

    In the event the shareholders do not ratify the Board's selection, the Board will reconsider the matter and will take such actions as it deems appropriate.

    It is anticipated that a representative of Fredericks and Company will be present at the meeting and will be available to respond to appropriate questions raised orally at the meeting or submitted in writing to the Company, "Attention: Accountants," and received at least 5 days before the meeting date. Such representative does not plan to make any statement at the meeting other than to respond to questions from shareholders.

    The Board of Directors does not maintain an audit or similar committee.

    During the fiscal year of the Company ended September 30, 1996, all professional services rendered by its independent certified public accountants related to the performance by such accountants of their auditing services.

3.  Other Action at Meeting and Voting Proxies.

    The management does not know of any matters to come before the Annual Meeting (or any adjournment thereof) other than those set forth. However, inasmuch as matters of which management is not aware may come before the meeting, the enclosed proxy confers discretionary power and authority with respect to acting upon any such other matters, and the persons designated as proxies therein will vote, act and consent in accordance with their best judgment in respect of any such other matters. Upon receipt of such proxy (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

Shareholder Proposals

    No definite date for the Annual Meeting of Shareholders in 1998 has as yet been established. Qualifying shareholders may submit to the Company for inclusion in the Company's proxy material relating to the 1998 Annual Meeting appropriate shareholder proposals that are consistent with the Company's Certificate of Incorporation and Federal securities laws. Such proposals must be received by the Company at the Company's address (set forth at the beginning of this Proxy Statement) no later than January 1, 1998.

                                     By Order of the Board of Directors of

                                     HOLOBEAM, INC.


                                     Melvin S. Cook
                                     President

Dated:  April 15, 1997